UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

April 23, 2021

Commission File Number: 0-29923

Orbital Energy Group, Inc.

(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

ONE-TIME BONUS SARs

Item 1.01       Entry into a Material Definitive Agreement

Item 5.02(e)  Compensatory Arrangements of Certain Officers.

Item 7.01      Regulation FD Disclosure

On April 23, 2021, the majority of our independent directors approved the recommendations of our Compensation Committee, as required by our Compensation Committee Charter, to award a one-time bonus (the “Bonuses”) to each of William Clough, James O’Neil and Daniel Ford (collectively our “NEOs”). The Bonuses were approved in order to recognize the extraordinary efforts of these individuals to maintain our business, enhance shareholder value during the COVID-19 pandemic, encourage continued engagement and retention, and to incentivize our management during the continued and unprecedented difficult business conditions. In addition, the Bonuses recognize our NEO’s ability to raise substantial additional capital for the Company and the substantial increase in our market capitalization.

The Bonuses will be paid in the form of cash settled only-stock appreciation rights (“SARs”) as follows:

NEO	# of SARs	Exercise Price
James O'Neil	1,600,000	$2.89

William Clough	900,000	$2.89

Daniel Ford	745,000	$2.89

The SAR’s shall be payable in cash as to one-third (1/3) of the SARs at each of the first, second and third annual anniversary dates each equal to the excess of (a) the Fair Market Value of a share of common stock on the applicable payment date, over (b) the $2.89 exercise price. For the purposes hereof, the term “Fair Market Value” shall mean the weighted average closing price for the five (5) trading days immediately preceding the payment date as reported on Nasdaq.com. The terms of the SARs are intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”) and provide that the Company may revise the terms of the SARs to comply with the restrictions of Section 409A of the Code.  A form of the SARs is attached to this Form 8-K as an exhibit to which reference is hereby made.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d)     Exhibits

Exhibit No.                                  Description of Exhibit

99.1                                              Form of Employee Stock Appreciation Rights Agreement - Cash settled

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 26th day of April 2021.

Orbital Energy Group, Inc.

(Registrant)

By:	/s/ Daniel N. Ford
Daniel N. Ford
Chief Financial Officer